UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 11, 2007

TRUE PRODUCT ID, INC. (FORMERLY ONTV, INC.)

(Exact name of registrant as specified in this charter)

Delaware

                 000-29249

      16-1499611

      (State or other jurisdiction

     (Commission

      (IRS Employer

   of incorporation)

     File Number)

    Identification No.)

2600 Center Square West, 1500 Market Street,

Philadelphia, PA

            19102

      (Address of Principal Executive Offices)

(Zip Code)

Registrant's Telephone Number, including area code:  (215) 496-8102

NOT APPLICABLE

(Former Name or Former Address, if Changes Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[]

Soliciting material pursuant to Rule 142-12 under the Exchange Act (17 CFR 240.14a-12)

[]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On March 12, 2007, the Company announced that it has signed a letter of intent pursuant to which one of the Chinese partners in the Chinese joint venture, True Product ID Technology (Beijing) Limited, has agreed to transfer a 20% ownership interest in the Chinese Joint Venture to TPID US, thereby giving the Company majority control and ownership of the Chinese Joint Venture upon closing.

On April 11, 2007, the parties to the letter of intent agreed to extend the closing period by an additional thirty days to finalize all the necessary documents.  The extension will also help facilitate logistical issues related to the parties being located in different countries and time zones.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

True Product ID, Inc.

By   /s/ Richard A. Bendis

     Richard A. Bendis

President and Chief Executive Officer

Date:  April 12, 2007

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